UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 26, 2017

PARAGON COMMERCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	001-37802	56-2278662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Glenwood Avenue Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (919) 788-7770

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☑

Item 1.01
Entry into a Material Definitive Agreement.

On April 26, 2017, Paragon Commercial Corporation (“Paragon”) and Paragon Commercial Bank (“Paragon Bank”), the wholly owned bank subsidiary of Paragon, entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with TowneBank and TB Acquisition, LLC (“TB Acquisition”). Pursuant to the terms of the Merger Agreement, Paragon will merge with and into TB Acquisition (the “Merger”) and Paragon Bank will subsequently merge with and into TowneBank (the “Bank Merger” and, together with the Merger, the “Transaction”). TB Acquisition will be the surviving entity in the Merger and TowneBank will be the surviving entity in the Bank Merger. Paragon and TowneBank anticipate that the Transaction will close in the fourth quarter of 2017, subject to customary closing conditions, including stockholder and regulatory approvals. The Merger Agreement was approved by the boards of directors of Paragon, Paragon Bank, and TowneBank.

Under the terms of the Merger Agreement, Paragon’s stockholders will be entitled to receive 1.7250 shares (the “Exchange Ratio”) of TowneBank common stock for each share of Paragon common stock. Each option to purchase shares of Paragon common stock will be converted into a replacement option of TowneBank on the same terms and conditions applicable to Paragon stock options, as adjusted based on the Exchange Ratio. Similarly, each Paragon restricted stock award that is outstanding immediately before the effective date of the Transaction will be converted into a replacement stock award of TowneBank on the same terms and conditions applicable to the Paragon restricted stock award, but taking into account any acceleration of vesting thereof in Paragon’s equity plans or individual award agreements, and as adjusted based on the Exchange Ratio.

At the effective date of the Transaction, Robert C. Hatley and Howard Jung, current members of the board of directors of Paragon and Paragon Bank, will be appointed to the board of directors of TowneBank.

Paragon will prepare and file a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from the stockholders of Paragon for Paragon’s stockholder meeting.

In connection with the execution of the Merger Agreement, all of the Paragon’s directors, executive officers, and owners of 10% or more of Paragon’s outstanding common stock entered into affiliate agreements with TowneBank pursuant to which such individuals or entities, in their capacities as stockholders, have agreed, among other things, to vote their respective shares of Paragon common stock in favor of the approval of the Merger Agreement. All of the directors of Paragon and Paragon Bank also have entered into noncompete agreements with TowneBank. The forms of affiliate agreement and noncompete agreement are included in Exhibit 2.1 as exhibits to the Merger Agreement and are incorporated herein by reference.

Paragon has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the effective date of the Transaction, including specific forbearances with respect to its business activities, (2) Paragon’s obligation to call a meeting of its stockholders to approve the Merger Agreement, and, subject to certain exceptions, that its board of directors recommend that Paragon stockholders vote to approve the Merger Agreement and (3) Paragon’s non-solicitation obligations regarding alternative acquisition proposals. The Merger Agreement also contains provisions that provide for the termination of the Merger Agreement in certain circumstances, including a decline in the price of TowneBank common stock relative to a specified bank stock index. Under specified circumstances, these termination provisions may require Paragon to pay TowneBank a termination fee of $12.0 million.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove inaccurate. In addition, the assertions embodied in those representations, warranties and covenants are qualified by information in the confidential disclosure schedules that the parties have exchanged in connection with the signing of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as the actual state of facts at the time they were made or otherwise.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Transaction, Paragon will file with the SEC a preliminary proxy statement. Paragon will deliver a definitive proxy statement/prospectus to its stockholders seeking approval of the Merger and related matters. In addition, each of TowneBank and Paragon may file other relevant documents concerning the proposed Transaction with the Federal Deposit Insurance Corporation (“FDIC”) and SEC.

Paragon’s stockholders are strongly urged to read the definitive proxy statement/prospectus regarding the proposed Transaction when it becomes available and other relevant documents filed with the FDIC and SEC, as well as any amendments or supplements to those documents, because they will contain important information about TowneBank, Paragon and the proposed Transaction. Free copies of the definitive proxy statement/prospectus, as well as other filings containing information about Paragon, may be obtained after their filing at the SEC’s website (http://www.sec.gov). In addition, free copies of the definitive proxy statement/prospectus, when available, also may be obtained by directing a request by telephone or mail to Paragon Commercial Corporation, 3535 Glenwood Avenue, Raleigh, North Carolina 27612, Attention: Investor Relations (telephone: (919) 788-7770), or by accessing Paragon’s website at https://www.paragonbank.com under “About Us—Investor Relations.”

Paragon, TowneBank and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Paragon’s stockholders in connection with the proposed Transaction. Information about the directors and executive officers of Paragon and TowneBank and other persons who may be deemed participants in the solicitation, including their interests in the Transaction, will be included in the definitive proxy statement/prospectus when it becomes available. Additional information about Paragon’s executive officers and directors can be found in Paragon’s final prospectus filed with the SEC on June 17, 2016. Additional information regarding TowneBank’s executive officers and directors can be found in TowneBank’s definitive proxy statement in connection with its 2017 Annual Meeting of Stockholders filed with the FDIC on April 21, 2017. You may obtain free copies of each document from Paragon as described in the preceding paragraph and from TowneBank by directing a request by telephone or mail to TowneBank, 6001 Harbour View Boulevard, Suffolk, Virginia 23425, Attention: Investor Relations (telephone: (757) 638-6794), or by accessing TowneBank’s website at https://townebank.com under “Investor Relations.” The information on TowneBank’s and Paragon’s websites is not, and shall not be deemed to be, a part of this report or incorporated into other filings either company makes with the FDIC or SEC.

Forward-Looking Statements

Statements made in this report, other than those concerning reported historical financial information, may be considered forward-looking statements, which speak only as of the date of this report and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the Transaction, including future financial and operating results, cost savings and enhanced revenues that may be realized from the Transaction as well as other statements of expectations regarding the Transaction and any other statements regarding future results or expectations. Each of TowneBank and Paragon intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of TowneBank and Paragon, and the resulting company, include but are not limited to: the businesses of TowneBank and Paragon may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Transaction may not be fully realized or realized within the expected timeframe; revenues following the Transaction may be lower than expected; customer and employee relationships and business operations may be disrupted by the Transaction; the ability to obtain required regulatory and stockholder approvals, and the ability to complete the Transaction on the expected timeframe may be more difficult, time-consuming or costly than expected; changes in interest rates, general economic and business conditions; legislative/regulatory changes; the monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; the companies’ respective implementation of new technologies and their ability to develop and maintain secure and reliable electronic systems; changes in the securities markets; and changes in accounting principles, policies and guidelines; and other risk factors detailed from time to time in filings made by TowneBank with the FDIC or Paragon with the SEC. TowneBank and Paragon undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 2.02
Results of Operations and Financial Condition.

On April 27, 2017, Paragon issued a press release announcing its financial results for the three months ended March 31, 2017. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the press release attached as Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01
Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated April 26, 2017, by and among TowneBank, TB Acquisition, LLC, Paragon Commercial Corporation and Paragon Commercial Bank
99.1	Press Release dated April 27, 2017 announcing the Merger Agreement with TowneBank
99.2	Press Release dated April 27, 2017 announcing Paragon Commercial Corporation’s First Quarter 2017 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON COMMERCIAL CORPORATION

Date: May 1, 2017	By:	/s/ Steven E. Crouse
Steven E. Crouse
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated April 26, 2017, by and among TowneBank, TB Acquisition, LLC, Paragon Commercial Corporation and Paragon Commercial Ban
99.1	Press Release dated April 27, 2017 announcing the Merger Agreement with TowneBank
99.2	Press Release dated April 27, 2017 announcing Paragon Commercial Corporation’s First Quarter 2017 Financial Results